SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 29, 2004

TRIUMPH GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.           Financial Statements and Exhibits.

(c)                                  Exhibits

Number	Description of Document

99.1	Press Release dated July 29, 2004

Item 12.  Results of Operations and Financial Condition.

On July 29, 2004, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004 and conducted a conference call on July 30, 2004 to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

On the conference call, in addition to reviewing the information contained in the press release, the executive officers also discussed the following financial information:

•                                          For the quarter ended June 30, 2004, sales mix was as follows: commercial was 42% (compared to 43% in the prior full fiscal year), military was 36% (compared to 33% in the prior full fiscal year), regional jets were 7% (compared to 6% in the prior full fiscal year), business jets were 9% (compared to 8% in the prior full fiscal year) and other was 7% (compared to 10% in the prior full fiscal year).

•                                          Backlog at June 30, 2004 was $535 million, up from $520 million at March 31, 2004 and up from $486 million at March 31, 2003.  The top ten programs represented in the backlog were the 777, 737 New Generation, V-22, 747, C-17, A-320, F-18, CRJ, 767 and F-15 programs, respectively.

•                                          OEM sales revenue by program was 17% for Boeing commercial, 12% for Boeing military and space and 4% for Airbus.  Boeing commercial, military and space accounted for 22% of the Net Sales for the quarter ended June 30, 2004.

•                                          IGT revenue for the quarter ended June 30, 2004 was $3.8 million, compared to approximately $24 million for the fiscal year ended March 31, 2004.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements which are not historical facts, including statements regarding revenue growth and cash flow, are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risks and uncertainties, including statements regarding the outlook for continued opportunities for future growth.

Triumph wishes to caution readers that several important factors could affect Triumph’s actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Triumph.  Further information regarding the important factors that could cause actual results to differ from projected results can be found in Triumph’s reports filed with the SEC, including our Annual Report on Form 10-K for the year ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2004	TRIUMPH GROUP, INC.

	By:	/s/ John B. Wright, II
John B. Wright, II
Vice President, General Counsel, Secretary

TRIUMPH GROUP, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 29, 2004.